CAPITAL MANAGEMENT	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
CAPITAL MANAGEMENT

29       CAPITAL MANAGEMENT

Aura’s objectives in managing capital are to ensure sufficient liquidity is maintained in order to properly develop and operate its current projects and pursue strategic growth initiatives, to ensure that externally imposed capital requirements related to any debt obligations are complied with, and to provide returns for shareholders and benefits to other stakeholders. In assessing the capital structure of the Company, management includes in its assessment the components of shareholders’ equity and long-term debt. The Company manages its capital structure considering changes in economic conditions, the risk characteristics of the underlying assets, and the Company’s liquidity requirements. To maintain or adjust the capital structure, the Company may be required to issue common shares or debt, repay existing debt, acquire or dispose of assets, or adjust amounts of certain investments.

In order to facilitate management of capital, the Company prepares annual budgets which are updated periodically if changes in the Company’s business are considered to be significant. The Board of Directors of the Company reviews and approves all operating and capital budgets as well as the entering into of any material debt obligations, and any material transactions out of the ordinary course of business, including dispositions, acquisitions and other investments or divestitures. In order to maintain or adjust the capital structure, the company may adjust the amount of dividends paid to shareholders, return capital to shareholders, issue new shares to reduce debt.

During the year ended December 31, 2025, Aura’s Board of Directors declared and approved the payment of quarterly dividends on February 26, May 5, August 5, and November 4, 2025, totaling US$18.3 million, US$29.8 million, US$27.6 million, and US$40.1 million, respectively. These dividends corresponded to US$0.25, US$0.40, US$0.33, and US$0.48 per common share, and US$0.08, US$0.13, US$0.11, and US$0.16 per Brazilian Depositary Receipt (“BDR”), respectively. The dividends were paid on March 28, May 30, September 5, and December 2, 2025, respectively.

On June 7, 2024, Aura’s Board of Directors has declared and approved the payment of dividends of US$ 0.35 per common share for a total of $25.3 million. The dividend was paid on June 28, 2024.

On November 4, 2024, Aura approved an amendment to its dividend policy, with the intention of declaring and paying dividends on a quarterly basis. Under the dividend policy, the Company will determine quarterly cash dividends in an aggregate amount equal to 20% of its reported adjusted EBITDA for the relevant three months less sustaining capital expenditures and exploration capital expenditures for the same period. On the same date, the Board declared and approved the payment of a dividend of US$0.24 per common share, in the approximately amount of $17.4 million. The dividend was paid on December 2, 2024.